SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (the “Agreement”), dated as of January 29, 2014, is entered into by and between ACOLOGY, INC., a Florida corporation (the “Company”), and ________________________________ (“Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company shares of the Company’s common stock, par value $0.000001 per share, authorized after the Reverse Split, as that term is hereinafter defined (“New Common Stock”), on the terms and conditions set forth herein, which shares are part of an offering by the Company of 700,000,000 shares of New Common Stock for the aggregate price of $40,000.00 (the “Private Placement”),

NOW THEREFORE, in consideration of the covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I.  PURCHASE AND SALE

1.1 Purchase and Sale of the Shares. Subject to and upon the terms and conditions hereof, the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the number of shares of New Common Stock set forth opposite its name under the caption “Shares to be Purchased” for the purchase price set forth opposite its name under the caption “Purchase Price.” Such number of shares and the purchase price therefor are respectively referred to herein as the “Shares” and the “Purchase Price.” The Company and Purchaser are executing and delivering this Agreement and performing their respective obligations hereunder in accordance with and in reliance upon the exemption from registration under the Securities Act of 1933 (the “Securities Act”), afforded by Rule 506 of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, Section 4(2) of the Securities Act or one or more other applicable exemptions from registration. As used herein, the term “Reverse Split” means the 1-for 1,000 share reverse split of the Existing Common Stock to occur on February 14, 2014, as provided in the Company’s Articles of Incorporation, as amended, and the term “Existing Common Stock” means the common stock, par value $0.000001 per share, authorized prior to the occurrence of the Reverse Split.

1.2 Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place upon the closing under that certain Agreement and Plan of Merger, dated as of December 24, 2013, by and among the Company (under its former corporate name, Pinecrest Investments Group, Inc., PNCR, ACQUISITION, LLC., a California limited liability company and the wholly-owned subsidiary of PNCR (“Merger Sub”), and D&C DISTRIBUTORS, LLC, a California limited liability company (the “Target”)(the “Merger Agreement”). The time and date of the Closing is referred to herein as the “Closing Time”. At the Closing, (A) the Company shall deliver to Purchaser the duly executed Registration Rights Agreement and (B) Purchaser shall deliver to the Company (i) the Purchase Price and (ii) the duly executed Registration Rights Agreement in the form annexed hereto as Exhibit A (the “Registration Rights Agreement”), to be dated as of the date on which the Closing occurs. As quickly as shall be practicable after the Closing, the Company shall cause the Shares to be issued in book entry form in the name of Purchaser. The Shares shall be held in such form until (i) they are registered under the Securities Act pursuant to the Registration Rights Agreement (as that term is hereinafter defined), in which case, the Company shall deliver to Purchaser, upon the effectiveness of such registration, certificates (in such denominations as Purchaser shall request) representing the Shares without any restrictive legend or (ii) the Company has defaulted in its obligations to Purchaser under the Registration Rights Agreement, in which case, the Company shall deliver to Purchaser, upon Purchaser’s request, certificates a single certificate representing the Shares bearing the restrictive legend prescribed by Section 5.1 hereof.

By completing the Closing, Purchaser shall be deemed to have confirmed to the Company, with the same effect as if Purchaser had so confirmed in writing, that Purchaser’s representations and warranties made in Section 2.2 were true and correct in all material respects as of the Closing Time, the compliance by Purchaser with its covenants in this Agreement to be complied with by it prior to the Closing Time and, except to the extent that any of the conditions precedent to the obligation of the Company set forth in Section 4.1 have been waived by the Company in writing, Purchaser’s satisfaction thereof.

By completing the Closing, the Company shall be deemed to have confirmed to Purchaser, with the same effect as if the Company had so confirmed in writing, that the Company’s representations and warranties made in Section 2.1 were true and correct in all material respects as of the Closing Time, the compliance by the Company with its covenants in this Agreement to be complied with by it prior to the Closing Time and, except to the extent that any of the conditions precedent to the obligation of Purchaser set forth in Section 4.2 have been waived by Purchaser in writing, the Company’s satisfaction thereof.

1.3 Merger. The parties acknowledge that simultaneously with the Closing, the Company will complete the Closing under and as defined in the Merger Agreement, under which, upon the filing of a certificate of merger pursuant to the California Corporations Code, Merger Sub will merge with and into Target, with Target being the surviving entity and the Company’s wholly-owned subsidiary. Among other things, at the effective time of the merger (the “Effective Time of the Merger”), the shares of the common stock of Target outstanding immediately prior to such effective time will be converted into an aggregate of 3,846,000,000 shares of New Common Stock. The transactions occurring pursuant to the Merger Agreement are collectively referred to as the “Merger”). Purchaser acknowledges receipt of a copy of the Merger Agreement.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Time (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company has no subsidiaries other than Merger Sub, which was organized as a vehicle for the Merger and has not engaged in any business operations. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any one or more jurisdictions in which, in the aggregate, the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c)

hereof) on the Company’s financial condition. The Company has furnished or made available to Purchaser true and correct copies of the Company’s Articles of Incorporation, as amended (the “Charter”), and the Company’s By-laws (the “By-laws”), each as in effect on the date hereof.

(b) Authorization; Enforceability. The Company has all requisite corporate power and authority to execute and deliver and to perform this Agreement and the Registration Rights Agreement of even date herewith (collectively, the “Transaction Documents”) and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company, the consummation by it of the transactions contemplated thereby and the issuance and delivery of the Shares have been duly and validly authorized by all requisite corporate action and no further consent or authorization on the part of the Company, its Board of Directors or its stockholders is required in order for the Company to enter into and perform its obligations under the Transaction Documents. Each of the Transaction Documents constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting the enforcement of, creditors’ rights and remedies generally or by equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company consists of: (i) 6,000,000,000 shares of Existing Common Stock, of which 49,442,762 shares are issued and outstanding, and after the occurrence of the Reverse Split, will consist of a like number of shares of New Common Stock, no more than 50,000 shares of which will be issued and outstanding; and (ii) 10,000,000 shares of preferred stock, issuable in series, of which no shares are or after the Reverse Split will be issued and outstanding. All of the outstanding shares of the Existing Common Stock and the Preferred Shares have been, and upon the occurrence of the Reverse Split, all of the outstanding shares of New Common Stock will be, duly and validly authorized, issued and outstanding.

No shares of Existing Common Stock are, and upon the occurrence of the Reverse Split, no shares of New Common Stock will be, entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. There are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company, except for (i) this Agreement, (ii) securities purchase agreements substantially in the form of this Agreement, which, together with this Agreement and when executed and delivered, will relate to 700,000,000 shares of New Common Stock, (iii) the Merger Agreement and (iv) registration rights agreements granting registration rights to the Persons, including Purchaser, who are purchasing shares of New Common Stock in the Private Placement; and except for such agreements, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company, other than agreements that limit such transfer as required by federal or state securities laws. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing Time complied with all applicable

Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below). For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and Merger Sub, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d) The Shares. At the Closing Time, the Shares will be duly authorized by all requisite corporate action and, when paid for, issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

(e) No Conflicts. The execution and delivery of the Transaction Documents by the Company and performance by the Company of its obligations thereunder do not and will not (i) violate any provision of the Charter or By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) except as may be contemplated by the Merger Agreement, create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound or (iv) result in a violation of any federal, state or local statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or Merger Sub or by which any property or asset of the Company or Merger Sub is bound or affected, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for violations, if any, which in the aggregate do not and will not have a Material Adverse Effect.

The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the shares of New Common Stock in accordance with the terms hereof or thereof (other than (i) any consent, authorization or order that has been obtained as of the date hereof, (ii) any filing or registration that has been made as of the date hereof or (iii) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing; provided, that, for purposes of the representation and warranty made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations, warranties and agreements of Purchaser made herein.

(f) Subsidiaries. Merger Sub is the wholly-owned and sole Subsidiary of the Company. For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other juridical entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such corporation or other entity. All of the outstanding shares of capital stock of Merger Sub have been and at the

Effective Time of the Merger, all of the outstanding shares of capital stock of the company resulting from the Merger will be, duly authorized, validly issued, fully paid and nonassessable.

(g) Financial Statements. Purchaser acknowledges its receipt of a copy of (i) the unaudited financial statements of the Company for the years ended December 31, 2009, and December 31, 2008 and (ii) the unaudited financial statements of Target for the period ended July 31, 2013 (the “Target Financial Statements”), and collectively with the Company Financial Statements, the “Financial Statements”). The Financial Statements were prepared in accordance with generally accepted accounting principles in the United States consistently applied (“GAAP”), except as may be otherwise specified therein or in the notes thereto; and each of the Financial Statements fairly presents in all material respects the financial position of the entity to which it relates as at the dates thereof and the results of operations and cash flows for the periods then ended. If the Company or Target were to prepare a financial statement in accordance with GAAP as of the date hereof, it would not differ materially from the Financial Statement that relates to it.

(h) No Material Adverse Effect. Other than as disclosed in the Financial Statements or in the Merger Agreement, neither the Company nor Target has experienced or suffered any Material Adverse Effect.

(i) No Undisclosed Liabilities. Except as disclosed in the Financial Statements or in the Merger Agreement, neither the Company nor Target has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of their respective businesses and which, individually or in the aggregate, have a Material Adverse Effect on the Company or Target.

(j) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by it but which has not been so publicly announced or disclosed.

(k) Indebtedness. Each of the Financial Statements sets forth all outstanding secured and unsecured Indebtedness of the entity to which it relates or for which such entity has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (i) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the balance sheets (or the notes thereto) of the Company contained in the Company Financial Statements or of Target contained in the Target Financial Statements, except for guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (iii) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor Target is in default with respect to any Indebtedness.

(l) Title to Assets. Each of the Company and Target has good and marketable title to all real and personal property reflected in the Financial Statement related to it, free and clear of any mortgages, pledges, charges, liens security interests or other encumbrances, except for those that are disclosed in such Financial Statement or that may be contemplated by the Merger

Agreement. Except as disclosed in the Financial Statement related to it, neither the Company nor Target leases any material real or personal property.

(m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending, or to the knowledge of the Company threatened, against the Company, Merger Sub or Target which questions the validity of the Merger Agreement or the Transaction Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending, or to the knowledge of the Company, threatened, against or involving the Company, Merger Sub or Target or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, Merger Sub or Target or any of their executive officers, directors or managers in their capacities as such.

(n) Compliance with Law. The business of the Company has been and is presently being conducted in material compliance with all applicable federal, state and local governmental laws, rules, regulations and ordinances. The Company holds all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business in all material respects as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o) Taxes. Each of the Company has accurately prepared and filed all tax returns required by law to be filed by it and has paid or made provisions for the payment of all taxes shown to be due and all additional assessments; and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges for which it is liable and which are not currently due and payable. None of the income tax returns of the Company has been audited. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

(p) Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by the Transaction Documents.

(q) Operation of Business. The Company owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

(r) Environmental Compliance. Since its inception, the Company has not been in violation of any applicable law relating to the environment or occupational health and safety, where such violation would have a material adverse effect on its business or financial condition. The Company has operated all facilities and properties owned, leased or operated by it in material compliance with the Environmental Laws. “Environmental Laws” means all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business and is also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing Time or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(s) Material Agreements. Except for the Merger Agreement and the Transaction Documents, the Company is not, and at the Closing Time will not be, a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 if the Company were immediately after the Closing Time registering its securities on such form under the Securities Act. The Company and Merger Sub have in all material respects performed all of the obligations required to be performed by them to date under the Merger Agreement and has received no notice of default and is not in default thereunder. No existing provision of the Charter, the By-laws, the Transaction Documents or any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company will limit the payment of dividends on the New Common Stock.

(t) Transactions with Affiliates. Except as may be contemplated by the Merger Agreement, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions of the Company with or relating to any Affiliate, employee or consultant of the Company or any member of the immediate family of such Affiliate, officer, director, employee or consultant or any corporation or other juridical entity controlled by such Affiliate, officer, director, employee, consultant, director or stockholder, or a member of the immediate family of such Affiliate, officer, director, employee or consultant. As used herein, the term “Affiliate” has the meaning ascribed to it in Rule 405 promulgated under the Securities Act.

(u) Securities Act. Neither the Company nor any of its Affiliates, officers or directors nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any Common Shares.

(v) Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Time that may be required under applicable state and/or federal securities laws, including the filing of a Form D, and a registration statement to be filed pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Shares, or for the performance by the Company or Merger Sub of its obligations under the Transaction Documents.

(w) Employees. The Company is not and has never been a party to any collective bargaining arrangement or agreement covering any of its employees or any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant employed or to be employed or engaged by the Company that the Company would be required to disclose in any report that it would be required to file with the Commission a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 if the Company were immediately after the Closing Time registering its securities on such form under the Securities Act.

(x) Absence of Certain Developments. Since the date of the Financial Statement relating to it, neither the Company nor Target has:

(i) issued any stock, bonds, interest units or other securities or any rights, options or warrants with respect thereto, except for shares of the Company described herein as being issued and outstanding;

(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the its respective business;

(iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of its business;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v) sold, assigned or transferred any other tangible assets, or cancelled any debts or claims, except in the ordinary course of business;

(vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of its business;

(vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix) made capital expenditures or commitments therefor in excess of $50,000 in the aggregate;

(x) except for the Company in connection with this Agreement and the Company and Target in connection with the Merger Agreement, entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi) made charitable contributions or pledges in excess of $10,000 in the aggregate;

(xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv) effected any two or more events of the foregoing kind which would be material to the Company or Target; or

(xv) except for the Company in connection with this Agreement and the Company and Target in connection with the Merger Agreement, entered into an agreement, written or otherwise, to take any of the foregoing actions.

(y) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935. The Company is not, and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(z) ERISA. Neither the Company nor Target has any “employee pension benefit plan” (as that term is defined in Section 3 of the Employee Income Retirement Act of 1974.)

(aa) No Integrated Offering. Neither the Company nor any of its Affiliates, officers or directors nor any person acting on its or their behalf, has directly or indirectly made any offer or sale of any security or solicited any offer to buy any security under circumstances that would cause the offering of the Shares purchased and sold pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act so as to prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, nor will the Company take, or permit any of its Affiliates, officers, directors or employees to take, any action or steps that would cause the offering of the Shares to be integrated with other offerings.

(bb) No Registration Statement. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and for at least one year prior to the date hereof, has not offered or sold any of its equity securities or debt securities convertible into shares of Existing Common Stock or New Common Stock, except to the persons who are purchasing shares of New Common Stock in the Private Placement or to the persons who will be entitled to receive shares of New Common Stock at the Effective Time of the Merger.

(cc) Disclosure. Neither this Agreement nor any other documents, certificates or instruments furnished to Purchaser by or on behalf of the Company in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact nec essary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

2.2 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Time:

(a) Organization and Good Standing of Purchaser. If Purchaser not a natural person, it is a corporation, partnership or limited liability company validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Purchaser has all requisite power and authority to execute and deliver and to perform to enter into and perform the Transaction Documents. The execution, delivery and performance of the Transaction Documents and the consummation by it of the transactions contemplated thereby have been duly authorized by all requisite action, and no further consent or authorization of Purchaser or, if Purchaser is not a natural person, its Board of Directors, stockholders, members, or partners, as the case may be, is required for such authorization. Each of the Transaction Documents constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting the enforcement of, creditors’ rights generally and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution and delivery and the performance of the Transaction Documents do not and will not: (i) if Purchaser is not a natural person, result in a violation of Purchaser’s articles or certificate of incorporation or organization, by-laws, operating agreement, partnership agreement or similar instrument or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Purchaser). Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, provided that, for purposes of the representation made in this sentence, Purchaser is assuming and relying upon the accuracy of the relevant representations, warranties and agreements of the Company set forth in this Agreement.

(d) Acquisition for Investment. Purchaser is acquiring the Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Purchaser does not have a present intention to sell the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, Purchaser does not agree to hold the Shares for any minimum or other specific term, otherwise than to satisfy any condition for their disposition pursuant to an exemption from registration under the Securities Act and reserves the right to dispose of the

Shares at any time in compliance with federal and state securities laws applicable to such disposition.

Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development and otherwise so as to be able to evaluate the risks and merits of its investment in the Company.

(e) Status of Purchaser. Purchaser is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act or has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Private Placement. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and Purchaser is not a broker-dealer or an Affiliate of a broker-dealer.

(f) Opportunities for Additional Information. Purchaser acknowledges that it has had access to the books and records of the Company and Target and has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company and Target concerning the business of the Company (including the manner in which such business is intended to be conducted after the consummation of the Merger) and Target and the financial and other affairs of the Company and Target.

(g) No General Solicitation. Purchaser acknowledges that the Shares were not offered to Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h) Limitations on Resale. Purchaser understands and acknowledges that the Shares must be held indefinitely unless they are registered under the Securities Act or an exemption from such registration is available. Purchaser is familiar with Rule 144 of the rules and regulations of the Commission promulgated pursuant to the Securities Act (“Rule 144”), and it understands that Rule 144 permits resales only under certain limited circumstances and understands and acknowledges that, to the extent that Rule 144 is not available for resales of the Shares, Purchaser will be unable to sell any Shares without either registration under the Securities Act or the availability of another exemption from such registration requirement.

(i) General. Purchaser understands and acknowledges that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

(j) Independent Investment. Except as may be disclosed in any filings with the Commission that Purchaser may be required to make under Section 13 and/or Section 16 of the Exchange Act, Purchaser is acting independently with respect to its investment in the Shares.

(k) Brokers. Purchaser has no knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

ARTICLE III.  COVENANTS

3.1 Covenants of the Company. The Company covenants with Purchaser as follows:

(a) Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations of the transactions contemplated by any of the Transaction Documents, including filing a reports on Form D with respect to the Shares if required under Regulation D and reports under applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to Purchaser and their lawful transfer to Purchaser’s immediate transferees.

(b) Registration, Etc. The Company shall: (i) comply in all respects with its reporting and filing obligations, if any, under the Exchange Act, (ii) comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, and (iii) not take any action or file any document (whether or not permitted by the Securities Act, the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations, if any, under the Exchange Act or the Securities Act, except as permitted under the Transaction Documents. Nothing in this Agreement shall require the Company to register its New Common Stock under Section 12 of the Exchange Act.

(c) Inspection Rights. Until the Closing Time and thereafter until the earlier of (i) 1 year after the Closing Time or (ii) until Purchaser has disposed of all of its Shares, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice and in a manner that does not unduly disrupt the Company’s business, Purchaser or any employees, agents or representatives thereof may, for purposes reasonably related to Purchaser’s interests as a prospective or existing stockholder, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

(d) Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders.

(e) Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Company and Merger Sub, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(f) Other Agreements. The Company shall not enter into any agreement the terms of which would restrict or impair the right or ability of the Company to perform its obligations under the Transaction Documents.

(g) Use of Proceeds. The proceeds from the sale of the Shares hereunder shall be used by the Company to reduce the principal amount of the Promissory Note, as that term is defined in the Merger Agreement.

(h) Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the Company’s compliance with this covenant in effecting transactions in the Shares.

(i) Pledge of Shares. The Shares may be pledged by Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. Such pledge shall not be deemed to be a transfer, sale or assignment of the Shares, and if Purchaser effects such pledge, it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to any Transaction Document, except for such delivery as may be reasonably necessary for the Company to perform its obligations under the next sentence; provided that Purchaser and the pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of the Shares to or by such pledgee. At Purchaser’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of New Common Stock may reasonably request in connection with such pledge.

3.2 Covenants of Purchaser. Purchaser covenants with the Company as follows:

(a) Trading Activities. Purchaser agrees that it shall not, directly or indirectly, engage in any short sales with respect to the Shares for a period of one (1) year following the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement.

(b) Confidentiality. Purchaser agrees that it and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which it may obtain from the Company pursuant to financial statements, reports and other materials made available by the Company to Purchaser pursuant to this Agreement or Purchaser’s inspection rights hereunder, unless such information is known to the public through no fault of such Purchaser or its employees or representatives; provided, however, that Purchaser may disclose such information (a) to its attorneys, accountants and other professionals in connection with their representation of Purchaser with respect to all matters related to this Agreement and (b) upon prior written notice to the Company, to any prospective permitted transferee of the Shares, so long as the prospective permitted transferee agrees to be bound by the provisions of this subsection. At the request of the Company, Purchaser will execute a confidentiality agreement in form and substance reasonably acceptable to the Company as a prerequisite to the exercise of Purchaser’s inspection rights pursuant to Section 3.1(c). The Company may require any prospective permitted transferee of the Shares to execute such a confidentiality agreement prior to Purchaser’s disclosure of any such confidential information to such prospective permitted transferee.

ARTICLE IV.  CONDITIONS

4.1 Conditions Precedent to the Obligation of the Company. The obligation of the Company to perform its obligations hereunder at and after the Closing is subject to the satisfaction or written waiver, at or before the Closing, of all of the following conditions:

(a) Accuracy of Purchaser’s Representations and Warranties. All of the representations and warranties of Purchaser set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Time, as though made at that time, except for representations and warranties that are expressly made as of a particular date.

(b) Performance. Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Closing. The Closing under the Merger Agreement shall have occurred.

(e) Verification of Status as Accredited Investor. Purchaser shall have verified its status as an accredited investor, as represented and warranted in Section 2.2(e), by providing written confirmation thereof from one of the following persons or entities that such person or entity has taken reasonable steps to verify that Purchaser is an accredited investor within the prior 3 months and has determined that Purchaser is an accredited investor:

(1) a broker-dealer registered with the Commission;

(2) an investment adviser registered with the Commission;

(3) a licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law; or

(4) a certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office.

4.2 Conditions Precedent to Purchaser’s Obligation. The obligation of Purchaser to perform its obligations hereunder at and after the Closing is subject to the satisfaction or written waiver, at or before the Closing, of all of the following conditions:

(a) Accuracy of the Company’s Representations and Warranties. All of the representations and warranties of the Company set forth herein shall be true and correct in all respects as of the date when made and as of the Closing Time, as though made at that time, except for representations and warranties that are expressly made as of a particular date, which need be true and correct in all material respects only as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the Affiliates, officers, directors or employees of the Company or Merger Sub seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e) Secretary’s Certificate. The Company shall have delivered to Purchaser a secretary’s certificate, dated as of the date of the Closing, as to (i) the resolutions of the board of directors of the Company authorizing this Agreement and the issuance of the Shares, (ii) the absence of any amendment to Charter or the By-laws after the date of this Agreement, and (iii) the incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(f) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Time.

(g) Closing under Merger Agreement. Prior to the Closing, the closing under the Merger Agreement shall have occurred.

ARTICLE V.  STOCK CERTIFICATE LEGEND

5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company will reissue certificates representing any of the Shares, without the legend set forth above, if at such time, prior to making any transfer of any such Shares, the holder thereof shall give written notice to the Company describing the manner and terms of such transfer as the Company may reasonably request. Such proposed transfer and reissuance will not be effected until: (a)(i) the Company has received an opinion of counsel reasonably satisfactory to the Company to the effect that the registration of the Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission under the Securities Act and has become effective, (iii) the Company has received an opinion of such to the effect that that such registration is not required, or (iv) the Company has received an opinion of such counsel to the effect that the Shares may be sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act; and (b)(i) the Company has received an opinion of such counsel to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required (i) to qualify to do business in any state where it is not then qualified, (ii) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject thereto, or (iii) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement or imposed by law or regulation.

ARTICLE VI.  INDEMNIFICATION

6.1 Indemnity. The Company will indemnify and hold harmless Purchaser and, as applicable, his or its directors, officers, managers, partners, members, shareholders, employees, consultants and agents, together with his or its respective heirs, successors and assigns, from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Purchaser agrees to indemnify and hold harmless the Company and, as applicable, his or its directors, officers, managers, partners, members, shareholders, employees, consultants and agents, together with his or its respective heirs, successors and assigns, from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by Purchaser herein.

6.2 Indemnification Procedure. A party entitled to indemnification under this Article VI (an “indemnified party”) will give written notice to the party from whom it seeks indemnification (an “indemnifying party”) of any matter giving rise to a claim for indemnification; provided, however, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In the event that any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.

Notwithstanding anything in this Article VI to the contrary, (i) the indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent and (ii) the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.

Indemnification under this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII.  MISCELLANEOUS

7.1 Fees and Expenses. Except as otherwise set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance thereof.

7.2 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either party may be entitled by law or equity.

(b) All matters relating to this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings in respect of this Agreement (whether brought against a party hereto or its respective Affiliates, directors, manag ers, officers, shareholders, members, employees or agents) shall be submitted to binding arbitration with the American Arbitration Association in Marion County, Florida. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

7.3 Entire Agreement; Amendment. This Agreement sets forth the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither party makes any representation, warranty or covenant or gives any undertaking with respect to such matters. This Agreement supersedes all prior understandings and agreements with respect to said subject matter hereof, all of which are merged herein. This Agreement may be amended only by a written instrument signed by the parties and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

7.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be delivered by a recognized courier service, fully prepaid and properly addressed upon the earlier of (i) actual receipt thereof, as shown by the records of such courier or (ii) five days after the receipt thereof by the courier from the party giving it. The addresses for such notice, demand, request, waiver or other communication shall be:

If to the Company:

Prior to the Closing, at: After the Closing, at

Acology, Inc. Acology, Inc.

11415 NW 123d Lane 912 Maertin Lane

Reddick, FL 32686 Fullerton, CA 92831

If to Purchaser:

Either party may from time to time change its address for notice by giving at least five (5) days written notice of such changed address to the other party.

7.5 Waiver. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

7.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.9 Survival. The representations and warranties of the Company and Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of two years following the Closing Time.

7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

7.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of Purchaser without the consent of Purchaser unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.13 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions hereof shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision hereof and such provision or part shall be construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein.

7.14 Attorney’s Fees. If any Party hereto initiates any legal or equitable action arising out of or in connection with this Agreement, the prevailing party in such action shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

7.15 Further Assurances. From and after the date of this Agreement, upon the request of either party, the other party shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

ACOLOGY, INC.

By:

Richard Astrom

President

Shares to be Purchased Purchase Price

$_________